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                                                                 EXHIBIT 10.7(d)

            FORM OF AMENDMENT NO. 3 TO EXECUTIVE EMPLOYMENT AGREEMENT

      This Amendment No. 3 to Executive Employment Agreement (this "Amendment") is made as of November 1, 2003 (the "Amendment Date"), by and between BMC Software, Inc., a Delaware corporation (the "Employer"), and ______________, an individual resident of ______________ (the "Executive"). The Employer and the Executive are each a "party" and are together "parties" to this Amendment.

      WHEREAS, the parties have previously entered into an Employment Agreement dated as of ___________ (the "Agreement"), and the parties wish to amend the Agreement to provide for an automatically renewing "Employment Period," as defined in the Agreement, on the terms described herein.

      NOW THEREFORE, in consideration of the extension of the Employment Period provided for hereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows, effective as of the Amendment Date:

      1. Section 2.2 of the Agreement shall be deleted and the following shall be substituted therefor:

            "2.2  EMPLOYMENT PERIOD

            Subject to the provisions of Section 6, the term of the Executive's employment under this Agreement will commence upon the Amendment Date and shall continue in effect through the third anniversary of the Amendment Date (the "Employment Period"); provided, however, that, subject to the provisions of Section 6, commencing on November 2, 2003 and on each day thereafter, the Employment Period shall be automatically extended for one additional day unless the Employer shall give written notice to Executive that the Employment Period shall cease to be so extended, in which event the Employment Period shall terminate on the third anniversary of the date such notice is given. The Employment Period may be further extended by mutual agreement of the parties."


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      2.    Except as amended hereby, the Agreement is specifically ratified and reaffirmed.

      IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

                                             EMPLOYER:

                                             BMC Software, Inc.


                                             By: _______________________________

                                             Name:  Jerome Adams
                                             Title: Senior Vice President of
                                                    Administration

                                             EXECUTIVE:


                                             ___________________________________